UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2026

GrabAGun Digital Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-42748	33-4289144
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Beltline Road, Suite 403
Coppell, Texas		75019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 552-7246

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PEW	New York Stock Exchange
NYSE Texas
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	PEWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of Shareholders of GrabAGun Digital Holdings Inc. (the “Company”) was held on June 23, 2026 (the “Annual Meeting”) to (i) elect eight members to the Board of Directors of the Company (the “Board”) to serve for a one-year term ending at the 2027 Annual Meeting of Shareholders, and (ii) vote on the ratification of the appointment of Weaver and Tidwell, L.L.P. (“Weaver”) as the Company’s independent registered public accounting firm for fiscal year 2026 (each of which was set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2026). Each director nominated was elected, and Weaver was ratified as the Company’s independent registered public accounting firm for fiscal year 2026.

As of April 24, 2026, the record date, there were 29,400,075 shares of common stock (“Common Stock”) issued and outstanding and entitled to vote at the Annual Meeting. There were 17,702,850 shares of Common Stock represented in person or by proxy at the Annual Meeting, constituting a quorum. The affirmative vote of the majority of outstanding shares of Common Stock present at the Annual Meeting and entitled to vote was required to elect directors and ratify the appointment of Weaver as the independent registered public accountant of the Company for the fiscal year ending December 31, 2026.

The number of votes for, against, abstentions and broker non-votes for the election of each director was as follows:

Name	Number of Votes FOR	Number of Votes AGAINST	Abstain Votes	Broker Non-Votes
Marc Nemati	11,310,282	423,356	64,388	5,904,824
Matthew Vittitow	11,159,868	503,657	134,501	5,904,824
Chris Cox	10,810,771	865,571	121,684	5,904,824
Andrew J. Keegan	10,808,230	855,072	134,724	5,904,824
Collins Iyare Idehen Jr.	10,789,145	884,925	123,956	5,904,824
Blake Masters	10,810,500	865,517	122,009	5,904,824
Kelly Reisdorf	11,258,565	417,886	121,575	5,904,824
Donald J. Trump Jr.	11,121,339	626,301	50,386	5,904,824

The number of votes for, against, abstentions and broker non-votes with respect to the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for fiscal year 2026 was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstain Votes	Broker Non-Votes
15,496,537	2,013,729	192,584	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRABAGUN DIGITAL HOLDINGS INC.

Date:	June 29, 2026	By:	/s/ Jonathan B. Wolens
Name: Jonathan B. Wolens Title: General Counsel and Corporate Secretary